                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 19, 2001

                                    HearMe
            (Exact name of Registrant as specified in its charter)


          DELAWARE                      [000-25399]             94-3217317
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                               685 Clyde Avenue
                        Mountain View, California 94043
              (Address of principal executive offices) (Zip code)


                                (650) 429-3900
             (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

On January 19, 2001, HearMe, a Delaware corporation (the "Company") completed
                                                          -------
its disposition of certain assets of its "Live Communities" business segment including the Mplayer.com voice-enabled Internet games community and affiliated advertising network (the "Disposition"), to GameSpy Industries Inc., a
                          -----------
California corporation ("GameSpy") pursuant to the Asset Purchase Agreement by
                         -------
and between HearMe and GameSpy dated as of December 18, 2000 (the "Purchase
                                                                   --------
Agreement").  The consideration received by HearMe thereunder consisted of a
---------
cash payment of $500,000, an aggregate of 2,404,890 shares of common stock of GameSpy and a promissory note in the principal amount of $4,521,100 (subject to adjustment in certain circumstances). The amount and nature of the consideration was determined based upon an independent third party appraisal, management's estimates and by negotiation between the parties.

A copy of the Purchase Agreement is included herein as Exhibit 2.1 and is incorporated by reference into this Item 2. Pro forma financial information is presented as of and for the nine months ended September 30, 2000 and for the year ended December 31, 1999 in Item 7 below.


Item 7. Financial Statements and Exhibits

        (b)  Unaudited Pro Forma Financial Information
                       -------------------------------

The following unaudited pro forma financial statements are presented for illustrative purposes only and are not indicative of the financial position or results of operations of future periods or the results that actually would have been realized had the Company divested itself of the Live Communities business before the commencement of the specified periods.

The following pro forma balance sheet assumes that the divestiture of the Live Communities business took place September 30, 2000 and the pro forma statements of operations assume that the divestiture took place as of January 1, 1999.

                                    HEARME
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                (in thousands)

                                                                                                     Pro Forma of
                                                                  Live                                 Surviving
                                              HearMe          Communities                               Business
                                           September 30,      September 30,     Pro Forma             Without Live
                                               2000              2000          Adjustments            Communities
                                          ---------------    --------------   ------------          ---------------
ASSETS:
Cash and cash equivalents                    $  27,830           $    (0)        $  500    (a)        $  28,330
Short-term investments                          12,791                 -              -                  12,791
Accounts receivable, net                         6,417            (3,855)             -                   2,562
Notes receivable                                     -                 -          4,521    (a)            4,521
Other current assets                             2,043            (1,086)             -                     957
                                          ---------------    --------------   ------------          ---------------
Total current assets                            49,081            (4,941)         5,021                  49,161
Property and equipment, net                      6,653            (2,078)             -                   4,575
Goodwill and intangible assets                 111,647                 -              -                 111,647
Investments                                          -                 -          1,400    (a)            1,400
Other assets                                     1,137                 -              -                   1,137
                                          ---------------    --------------   ------------          ---------------
       Total assets                          $ 168,518           $(7,019)        $6,421               $ 167,920
                                          ===============    ==============   ============          ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable                             $   1,585           $    (0)        $    0               $   1,585
Accrued liabilities                              6,131              (327)         1,242    (b)            7,046
Deferred Revenue                                   311               (20)             -                     291
Current portion of long-term                       975                 -              -                     975
 liabilities
                                          ---------------    --------------   ------------          ---------------
Total current liabilities                        9,002              (347)         1,242                   9,897
Deferred tax liability                           1,880                 -              -                   1,880
Long-term portion of notes payable               2,000                 -              -                   2,000
                                          ---------------    --------------   ------------          ---------------
                                                12,882              (347)         1,242                  13,777
Redeemable Common Stock                          1,986                 -              -                   1,986
Stockholders' equity:
Common stock and APIC                          297,890                 -              -                 297,890
Retained earnings                                    -                 -                                      -
Warrants                                             2                 -                                      2
Notes receivable from stockholders              (2,526)                -              -                  (2,526)
Deferred compensation                           (6,765)                -              -                  (6,765)
Accumulated deficit                           (134,951)                          (1,493)   (c)         (136,444)
                                          ---------------    --------------   ------------          ---------------

   Total stockholders' equity                  153,650                           (1,493)                152,157
                                             $ 168,518           $  (347)       $  (251)              $ 167,920
                                          ===============    ==============   ============          ===============

                                    HEARME
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                        Live
                                                      HearMe         Communities                             Pro Forma of
                                                  Twelve Months     Twelve Months                             Surviving
                                                      Ended             Ended                                  Business
                                                   December 31,      December 31,       Pro Forma            Without Live
                                                       1999              1999          Adjustments           Communities
                                                -----------------   --------------   ---------------       -----------------
Revenues                                               $ 15,522          $ (8,422)        $     0             $  7,100
Cost of revenues                                          5,591            (4,473)              -                1,118
                                                -----------------   --------------   ---------------       -----------------

Gross profit                                              9,931            (3,949)              -                5,982

Operating expenses:
  Research and development                                7,937            (2,292)              -                5,645
  Selling, general and administrative                    22,099           (13,861)              -                8,238
  Amortization of intangible assets                       3,025                 -               -                3,025
  Stock-based compensation                                3,816            (1,705)              -                2,111
                                                -----------------   --------------   ---------------       -----------------

     Total operating expenses                            36,877           (17,858)              -               19,019
                                                -----------------   --------------   ---------------       -----------------

Loss from operations                                    (26,946)           13,909               -              (13,037)
Interest and other income (expense), net                  1,874                 -               -                1,874
                                                -----------------   --------------   ---------------       -----------------
Loss from operations                                    (25,072)           13,909               -              (11,163)
Loss on disposal of discontinued operations                   -                 -          (1,493)  (c)         (1,493)
                                                -----------------   --------------   ---------------       -----------------

Loss before income taxes                                (25,072)           13,909          (1,493)             (12,656)
Provision for income taxes                                   (9)                -               -                   (9)
                                                -----------------   --------------   ---------------       -----------------

Net loss                                               $(25,081)         $ 13,909         $(1,493)            $(12,665)
                                                =================   ==============   ===============       =================

  Basic net loss per share                                (1.60)                                                 (0.81)
  Diluted net loss per share                              (1.29)                                                 (0.65)
  Basic shares outstanding                               15,673                                                 15,673
  Diluted shares outstanding                             19,503                                                 19,503

                                     HEARME
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                    HearMe           Live Communities                        Pro Forma of
                                                  Nine months          Nine Months                            Surviving
                                                     Ended                Ended                                Business
                                                 September 30,        September 30,         Pro Forma          Without
                                                      2000                 2000            Adjustments     Live Communities
                                              ------------------    -------------------   -------------    -----------------
Revenues                                             $ 20,948             $(10,610)             $0            $ 10,338
Cost of revenues                                        6,387               (5,046)              -               1,341
                                              ------------------    -------------------   -------------    -----------------

Gross profit                                           14,561               (5,564)              -               8,997

Operating expenses:
Research & development                                  9,595               (2,735)              -               6,860
Selling, general & administrative                      33,103               (9,019)              -              24,084
Amortization of intangible assets                      28,638                    -               -              28,638
Stock-based compensation                                2,635               (1,159)              -               1,476
                                              ------------------    -------------------   -------------    -----------------

Total operating expenses                               73,971              (12,913)              -              61,058
                                              ------------------    -------------------   -------------    -----------------

Loss from operations                                  (59,410)               7,349               -             (52,061)
Interest and other income (expense), net                2,545                    -               -               2,545
                                              ------------------    -------------------   -------------    -----------------
Loss from operations                                  (56,865)               7,349               -             (49,516)
Loss on disposal of discontinued operations                 -                    -               -                   -

Loss before income taxes                              (56,865)               7,349               -             (49,516)
Provision for income taxes                                  -                    -               -                   -
                                              ------------------    -------------------   -------------    -----------------

Net loss                                             $(56,865)            $  7,349              $0            $(49,516)
                                              ==================    ===================   =============    =================

Basic net loss per share                                (2.18)                                                   (1.90)
Diluted net loss per share                              (2.18)                                                   (1.90)
Basic shares outstanding                               26,036                                                   26,036
Diluted shares outstanding                             26,036                                                   26,036

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The pro forma consolidated balance sheet assumes that the divestiture took place September 30, 2000 and the pro forma consolidated statements of operations assume the divestiture took place as of January 1, 1999.

Note 2. Pro Forma Adjustments

These unaudited pro forma consolidated financial statements reflect total consideration of $6,421,100 paid by GameSpy for the Live Communities business assets as follows:

           Cash                                            $  500,000
           Notes receivable                                 4,521,100
           Interest receivable on note
           Value of securities received                     1,400,000
                                                          --------------
           Subtotal                                         6,421,100
           Transaction costs and expenses                   1,242,000
           Net proceeds received                           $5,179,100
                                                          ==============

Based on the finalization of the divestiture and other factors, the pro forma adjustments may differ materially from those presented in these pro forma consolidated financial statements.

(a) Adjustment to record the receipt of consideration from GameSpy in the form of $500,000 in cash, notes receivable of $4,521,100 and 2,404,890 shares of GameSpy stock valued at $1,400,000.
(b) To reflect the transaction costs of the divestiture of the business as if it had occurred on January 1, 1999.
(c)  To reflect the net loss on disposal of the net assets as set out below:

            Accounts receivable, net            $ 3,855,000
            Other current assets                  1,086,000
            Property and equipment, net           2,078,000
            Accrued liabilities                    (347,000)
            Net assets sold                       6,672,000
            Net proceeds received                (5,179,000)
            Net loss on disposition             $ 1,493,000


The pro forma adjustments do not include anticipated costs relating to the divestiture which the Company expects to incur during the twelve months ended December 31, 2001. Such amounts relate to the operations of the Live Communities business for the period January 1, 2001 through January 19, 2001 and the transition of the business thereafter to GameSpy, including the cost of operating the service during the first six months of fiscal 2001. The cost of these activities is projected to be $6,206,353.

Note 3. Pro Forma Loss Per Share

Basic pro forma loss per share was calculated based upon the weighted number of shares of shares of HearMe stock outstanding and does not give effect to stock equivalents since their impact would be anti-dilutive.

     (c)  Exhibits.
          --------

          2.1 Asset Purchase Agreement by and between HearMe and GameSpy dated as of December 18, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                HearMe
                               (Registrant)



Date:  February 2, 2001         By: /s/ Linda R. Palmor
       ----------------             ----------------------------------------
                                    Linda R. Palmor, Chief Financial Officer

                               INDEX TO EXHIBITS


Exhibit
Number    Description
------    -----------

2.1 Asset Purchase Agreement by and between HearMe and GameSpy dated as of December 18, 2000.